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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                  Filed Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 19, 2006

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                          CONOLOG CORPORATION
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               (Exact name of registrant as specified in charter)
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
           Delaware                        0-8174                         22-1847286
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 (State or other jurisdiction     (Commission File number)     (IRS Employer Identification No.
       of incorporation)
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                  5 Columbia Road, Somerville, New Jersey 08876
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               (Address of principal executive offices) (Zip Code)

                                 (908) 722-8081
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                     (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information included in Item 3.02 of this current report on Form 8-K is incorporated by reference into this Item 1.01.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

         Conolog Corporation (the "Company") entered into a Subscription Agreement (the "Subscription Agreement") dated as of January 19, 2006, with two investors relating to the issuance and sale, in a private placement ("Private Placement") exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") of an aggregrage of $1,000,000 in convertible debentures (the "Debentures"). The sale of the Debentures was completed on January 23, 2006. The Debentures are convertible into 800,000 shares of the Company's common stock at a conversion price of $1.25 per and warrants to purchase 800,000 shares of the Company's common stock at a price of $.9579 per share which are exercisable for a period commencing exercisable beginning at any time on the sooner of July 18, 2006 or the date the Company's stockholders approves the issuance of the Company's common stock issuable on conversion of the Convertible Debentures (if such approval is required by the applicable rules of the Nasadq) through the fifth anniversary of the issuance and terminating on the fifth anniversary of the issuance of such warrant. The Company received net proceeds of $885,000 before deducting its attorneys' fees, printing fees and other miscellaneous fees related to the private placement. Pursuant to the Selling Agent agreement between the Company and the Selling Agent, the Selling Agent was paid a cash fee of $100,000 (10% of the aggregate purchase price of the common stock sold to the Subscribers ). The Company also issued the Selling Agent, including its employees and affiliates, a warrant to purchase 160,000 shares of its common stock on the same terms as those issued to Subscribers.

         The issuance and sale of the common stock and warrants pursuant to the Subscription Agreement was made in reliance upon the exemption provided in
Section 4(2) of the Securities Act and Regulation D promulgated under the Securities Act. No form of general solicitation or general advertising was conducted in connection of the Private Placement. The issuance of the warrant to the selling agent (including its employees and affiliates) was made in reliance upon the exemption provided in Section 4(2) of the Securities Act. Each of the warrants and the certificates representing shares of the Company's common stock and warrants issued pursuant to the Subscription Agreement contain restrictive legends preventing the sale, transfer or other disposition of such shares and warrants, unless registered under the Securities Act.

         Pursuant to the Subscription Agreement, the Company is required to register the resale of the securities and the (securities issuable upon the exercise of the warrants) under the Securities Act. Pursuant to the Selling Agent Agreement, the Company is required to register the resale of the securities issuable upon the exercise of the warrant issued to the Selling Agent. A copy of the press release announcing these events is attached as
Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. N/A

(b) Proforma Financial Information. N/A

(c) Financial Statements and Exhibits






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Exhibit Number              Description

10.1                        Form of Subscription Agreement*
10.2                        Form of Warrant
10.3                        Form of Convertible Note
10.04                       Form of Selling Agent Agreement*
99.1                        Press Release dated July 21, 2005
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CONOLOG CORPORATION
Dated: January 24, 2006
                                          /s/ Marc Benou
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                                          Marc Benou
                                          Chief Operating Officer,
                                          President and Secretary

* Schedules and attachments to this Exhibit have been omitted in accordance with Item 601(b) of Regulation S-B. The Company agrees to furnish supplementally a copy of all omitted schedules and exhibits to The Securities and Exchange Commission upon request.